                                                                  EXHIBIT 10.7


                               SECURITY AGREEMENT


     THIS SECURITY AGREEMENT, dated as of March 24, 1997 (this "Security Agreement"), is made by KEY PLASTICS, INC., a Michigan corporation (the "Company"), in favor of NBD BANK, a Michigan banking corporation, as agent (in such capacity, the "Agent") for the benefit of itself and the lenders (the "Lenders") now or hereafter parties to the Credit Agreement described below.


                                    RECITALS

     A. The Company has entered into a Credit Agreement of even date herewith (as amended or modified from time to time, including any agreement entered into in substitution therefor, the "Credit Agreement"), with the Lenders and the Agent pursuant to which the Lenders may make Advances (as therein defined) to the Company.

     B. Under the terms of the Credit Agreement, the Company has agreed to grant to the Agent, for the benefit of itself and the Lenders, a security interest, subject only to security interests expressly permitted by the Credit Agreement, in and to the Collateral hereinafter described.


                                   AGREEMENT

     To secure (a) the prompt and complete payment of all indebtedness and other obligations of the Company or any Subsidiary now or hereafter owing to the Lenders or the Agent under or on account of the Credit Agreement, any Security Document or any letters of credit, notes or other instruments issued to the Agent or the Lenders pursuant thereto, (b) the performance of the covenants under the Credit Agreement and the Security Documents and any monies expended by any Lender or the Agent in connection therewith, and (c) the prompt and complete payment of all obligations and performance of all covenants of the Company or any Subsidiary in connection with Swaps relating to indebtedness under the Loan Documents (including any interest accruing subsequent to any petition filed by or against the Company or any Subsidiary under the U.S. Bankruptcy Code, whether or not allowed), indemnity and reimbursement obligations, charges, expenses, fees, reasonable attorneys' fees and disbursements and any other amounts owing under the Loan Documents including, without limitation, all renewals, extensions, refinancings, refundings, amendments and modifications of any of the obligations described in clauses (a) through (c) above (all of the aforesaid indebtedness, obligations and liabilities of the Company and its Subsidiaries being herein called the "Secured Obligations", and all of the documents, agreements and instruments among the Company, the Subsidiaries, the Agent, the Lenders, or any of them, evidencing or securing the repayment of, or otherwise pertaining to, the Secured Obligations including without limitation the Credit Agreement, the Notes and the Security Documents, being herein collectively called the "Operative Documents"), for value received and pursuant to the Credit Agreement, the Company hereby grants, assigns and transfers to the Agent for the benefit of the Lenders a security interest, subject only to Permitted Liens, in and to the following described property whether now owned or existing or hereafter acquired or arising and wherever located (all of which is herein collectively called the "Collateral"):

     (a) All of the Company's present and future accounts, documents, instruments, general intangibles and chattel paper, including, but without limitation, all of the Debtor's interest, now or hereafter, in Key Plastics International L.L.C., Key Plastics Automotive L.L.C., Key Plastics Technology, L.L.C., Key Mexico A, L.L.C. and Key Mexico B, L.L.C., including, without limitation, the Debtor's member's interest therein, and all distributions and proceeds of the foregoing, all accounts receivable, contract rights, all deposit accounts and all monies and claims for money due or to become due to the Company, security held or granted to the Company, and all assets described in clause (d) below;

     (b) All of the Company's furniture, fixtures, machinery and equipment, whether now owned or hereafter acquired, and wherever located, and whether used by the Company or any other person, or leased by the Company to any person and whether the interest of Company is as owner, lessee or otherwise;

     (c) All of the Company's present and future inventory of every type, wherever located, including but not limited to raw materials, work in process, finished goods and all inventory that is available for leasing or leased to others by the Company;

     (d) All other present and future assets of the Company (whether tangible or intangible), including but not limited to all trademarks, tradenames, service marks, patents, industrial designs, masks, trade names, trade secrets, copyrights, franchises, customer lists, service marks, computer programs, software, tax refund claims, licenses and permits, and the good will associated therewith and all federal, state, foreign and other applications and registrations therefor, all reissues, divisions, continuations, renewals, extensions and continuations-in-part thereof now or hereafter in effect, all income, license royalties, damages and payments now and hereafter due or payable under and with respect thereto, including, without limitation, any damages, proceeds or payments for past or future infringements thereof and all income, royalties, damages and payments under all licenses thereof, the right to sue for past, present and future infringements thereof, all right, title and interest of the Company as licensor under any of the foregoing whether now owned and existing or hereafter arising, and all other rights and other interests corresponding thereto throughout the world (all of the assets described in this clause (d) collectively referred to as the "Intellectual Property");

     (e) All books, records, files, correspondence, computer programs, tapes, disks, cards, accounting information and other data of the Company related in any way to the Collateral described in clauses (a), (b), (c) and (d) above, including but not limited to any of

                               SECURITY AGREEMENT
                                     - 2 -
the foregoing necessary to administer, sell or dispose of any of the Collateral;

     (f) All substitutions and replacements for, and all additions and accessions to, any and all of the foregoing; and

     (g) All products and all proceeds of any and all of the foregoing, and, to the extent not otherwise included, all payments under insurance (whether or not the Agent is the loss payee thereof), and any indemnity, warranty or guaranty, payable by reason of loss or damage to or otherwise with respect to any of the foregoing.

     1. Representations, Warranties, Covenants and Agreements. The Company further represents, warrants, covenants, and agrees with the Agent for the benefit of the Lenders as follows.

     (a) Ownership of Collateral; Security Interest Priority. At the time any Collateral becomes subject to a security interest of the Agent hereunder, unless the Agent shall otherwise consent, the Company shall be deemed to have represented and warranted that (i) the Company is the lawful owner of such Collateral and has the right and authority to subject the same to the security interest of the Agent; (ii) other than Permitted Liens and lessors' interest with respect to any security interest in any property leased by the Company as lessee, none of the Collateral is subject to any Lien other than that in favor of the Agent and there is no effective financing statement or other filing covering any of the Collateral on file in any public office, other than in favor of the Agent. When financing statements have been filed in the appropriate offices against the Company, this Security Agreement will create in favor of the Agent a valid security interest, subject only to Permitted Liens, in that Collateral in which a security interest may be perfected by filing, which security interest shall be enforceable against the Company and all third parties and shall secure the payment of the Secured Obligations. All financing statements necessary to perfect such security interest in the Collateral have been delivered by the Company to the Agent for filing.

     (b) Location of Offices, Records and Facilities. The Company's chief executive office and chief place of business and the office where the Company keeps its records concerning its accounts, contract rights, chattel papers, instruments, general intangibles and other obligations arising out of or in connection with the sale or lease of goods or the rendering of services or otherwise ("Receivables"), and all originals of all leases and other chattel paper which evidence Receivables, are located in the State of Michigan, County of Oakland at 21333 Haggerty Road, Novi, Michigan 48375. The Company will provide the Agent with prior written notice of any proposed change in the location of its chief executive office. The Company's only other offices and facilities are at the locations set forth in Schedule 1(b) hereto. The Company will provide the Agent with prior written notice of any change in the locations of its other offices and the facilities at which any assets of the Company are
located.   The  tax identification number of the Company is 38-2653726.  The name of the Company is Key Plastics, Inc., and the Company operates under no other names except for A-Line Plastics Company, Superior Mold Builders, Precision Mold and Del Craft Inc. The Company shall not change its name without the prior written consent of the Agent.

                               SECURITY AGREEMENT
                                     - 3 -

     (c) Location of Inventory, Fixtures, Machinery and Equipment. (i) All Collateral consisting of inventory is, and will be, located at the locations listed on Schedule 1(c)(i) hereto, and at no other locations without the prior written consent of the Agent. (ii) All Collateral consisting of fixtures, machinery or equipment, is, and will be, located at the locations listed on
Schedule 1(c)(ii) hereto, and at no other locations without the prior written consent of the Agent. If the Collateral described in clauses (i) or (ii) is kept at leased locations or warehoused, the Company has obtained appropriate landlord's lien waivers or appropriate warehousemen's notices have been sent, each satisfactory to the Agent, unless waived by the Agent.

     (d) Liens, Etc. The Company will keep the Collateral free at all times from any and all liens, security interests or encumbrances other than Permitted Liens and those consented to in writing by the Required Lenders. The Company will not, without the prior written consent of the Agent, sell, lease, license, transfer, assign or otherwise dispose, or permit or suffer to be sold, leased, licensed, transferred, assigned or otherwise disposed, any of the Collateral, except for, prior to an event of default only (notwithstanding any other agreement), the following: inventory sold in the ordinary course of business and other assets permitted to be sold, leased, licensed, transferred, assigned or otherwise disposed under Section 5.2(f) or any other provision of the Credit Agreement. The Agent or its attorneys may at any and all reasonable times inspect the Collateral and for such purpose may enter upon any and all premises where the Collateral is kept or located.

     (e) Insurance. The Company shall keep the tangible Collateral insured at all times against loss by theft, fire and other casualties. Said insurance shall be issued by a company rated A or better by Best and shall be in amounts sufficient to protect the Agent against any and all loss or damage to the Collateral. The policy or policies which evidence said insurance shall be delivered to the Agent upon request, shall contain a lender loss payable clause in favor of the Agent, shall name the Agent for the benefit of the Lenders as an additional insured, as its interest may appear, shall not permit amendment, cancellation or termination without giving the Agent at least 30 days prior written notice thereof, and shall otherwise be in form and substance satisfactory to the Agent. Reimbursement under any liability insurance maintained by the Company pursuant to this paragraph 1(e) may be paid directly to the person who shall have incurred liability covered by such insurance, provided that if there is no Unmatured Event or Event of Default (whether before or after any event which caused any reimbursement under any liability insurance) the Company may use the proceeds of such insurance solely to repair or replace the property damaged.

     (f) Taxes, Etc. The Company will pay promptly, and within the time that they can be paid without interest or penalty, any taxes, assessments and similar imposts and charges, except to the extent that payment of any of the foregoing is then being contested in good faith by appropriate legal proceedings and with respect to which adequate financial reserves have been established on the books and records of the Company for payment thereof, which are now or hereafter may become a Lien upon any of the Collateral. If the Company fails to pay any such taxes, assessments or other imposts or charges or fails to establish such

                               SECURITY AGREEMENT
                                     - 4 -
adequate financial reserves on its books and records for payment thereof in accordance with this Section, the Agent shall have the option to do so and the Company agrees to repay forthwith all amounts so expended by the Agent with interest at the Overdue Rate.

     (g) Further Assurances. The Company will do all acts and things and will execute all financing statements and writings reasonably requested by the Agent to establish, maintain and continue a perfected and valid security interest of the Agent in the Collateral, and will promptly on demand pay all reasonable costs and expenses of filing and recording all instruments, including the costs of any searches reasonably deemed necessary by the Agent, to establish and determine the validity and the priority of the Agent's security interests. A carbon, photographic or other reproduction of this Security Agreement or any financing statement covering the Collateral shall be sufficient as a financing statement.

     (h) List of Patents, Copyrights, Mask Works and Trademarks. Attached hereto as Schedule 1(h)(i) is a list of all patents and patent applications owned by the Company. Attached hereto as Schedule 1(h)(ii) is a list of all registered copyrights and all mask works and applications therefor owned by the Company. Attached hereto as Schedule 1(h)(iii) is a list of all trademarks and service marks owned by the Company. If the Company at any time owns any additional patents, copyrights, mask works, trademarks or any applications therefor not listed on such schedules, the Company shall give the Agent prompt written notice thereof and hereby authorizes the Agent to modify this Agreement by amending Schedules 1(h)(i), 1(h)(ii) and 1(h)(iii) to include all future patents, copyrights, mask works, trademarks and applications therefor and agrees to execute all further instruments and agreements, if any, if requested by the Agent to evidence the Agent's interest therein.

     (i) Maintenance of Tangible Collateral. The Company will cause the tangible Collateral material to the conduct of its business to be maintained and preserved in good repair, working order and condition and from time to time make, or cause to be made, all needful and proper repairs, renewals, additions, improvements and replacements thereto necessary in order that the business carried on in connection therewith may be properly conducted at all times in accordance with customary and prudent business practices for similar businesses. The Company shall promptly furnish to the Agent a statement respecting any loss or damage to any of the tangible Collateral.

     (j) Special Rights Regarding Receivables. Upon an Event of Default, the Agent or any of its agents may verify, directly with each person (collectively, the "Obligors") which owes any Receivables to the Company, the Receivables in any manner. The Agent or any of its agents may, at any time from time to time after and during the continuance of an Event of Default, notify the Obligors of the security interest of the Agent in the Collateral and/or direct such account debtors that all payments in connection with such obligations and the Collateral be made directly to the Agent in the Agent's name. If the Agent or any of its agents shall collect such obligations directly from the Obligors, the Agent or any of its agents shall have the right to resolve any disputes relating to returned goods directly with the Obligors in such manner and on such terms as the Agent or any of its agents shall deem appropriate. Upon an Event of Default, the Company directs and authorizes any and all of its present and
                               SECURITY AGREEMENT
                                     - 5 -
future account debtors to comply with requests for information from the Agent, the Agent's designees and agents and/or auditors, relating to any and all business transactions between the Company and the Obligors. Upon an Event of Default, the Company further directs and authorizes all of its Obligors upon receiving a notice or request sent by the Agent or the Agent's agents or designees to pay directly to the Agent any and all sums of money or proceeds now or hereafter owing by the Obligors to the Company, and any such payment shall act as a discharge of any debt of such Obligor to the Company in the same manner as if such payment had been made directly to the Company. The Company agrees to take any and all action as the Agent may reasonably request to assist the Agent in exercising the rights described in this Section.

     (k) Maintenance of Intellectual Property and Other Intangible Collateral. The Company shall preserve and maintain all rights of the Company and the Agent in all material Intellectual Property and all other material intangible Collateral, including without limitation the payment of all maintenance fees, filing fees and the taking of all appropriate action at the Company's expense to halt the infringement of any of the Intellectual Property or other Collateral, provided that, with respect to halting the infringement of any Intellectual Property or other Collateral, the Company does not need to take all such appropriate action if the Company has, or after event of default the Required Lenders have, reasonably determined that it is not in its best interest to demand or enforce cessation of such infringement or other conduct because it is either not material or because the adverse consequences to the Company would outweigh the benefits gained by such demand or enforcement.

     2. Events of Default. The occurrence of any Event of Default under the Credit Agreement shall be deemed an event of default under this Security Agreement.

     3. Remedies. Upon the occurrence of any event of default specified in Paragraph 2 hereof, the Agent shall have and may exercise any one or more of the rights and remedies provided to it under this Security Agreement or any of the other Operative Documents or provided by law, including but not limited to all of the rights and remedies of a secured party under the Uniform Commercial Code, and the Company hereby agrees to assemble the Collateral and make it available to the Agent at a place to be designated by the Agent which is reasonably convenient to both parties, authorizes the Agent to take possession of the Collateral with or without demand and with or without process of law and to sell and dispose of the same at public or private sale and to apply the proceeds of such sale to the costs and expenses thereof (including reasonable attorneys' fees and disbursements, incurred by the Agent) and then to the payment and satisfaction of the Secured Obligations. Any requirement of reasonable notice shall be met if the Agent sends such notice to the Company, by registered or certified mail, at least 10 days prior to the date of sale, disposition or other event giving rise to a required notice. The Agent or any Lender may be the purchaser at any such sale. The Company expressly authorizes such sale or sales of the Collateral in advance of and to the exclusion of any sale or sales of or other realization upon any other collateral securing the Secured Obligations. The Agent shall have no obligation to preserve rights against prior parties. The Company hereby waives as to the Agent and each Lender any right of marshaling of such Collateral and any other collateral for the Secured Obligations. To this

                               SECURITY AGREEMENT
                                     - 6 -
end, the Company hereby expressly agrees that any such collateral or other security of the Company or any other party which the Agent may hold, or which may come to any of the Lenders or any of their possession, may be dealt with in all respects and particulars as though this Security Agreement were not in existence. The Company shall be liable for any deficiency remaining after disposition of the Collateral.

     4. Special Remedies Concerning Certain Collateral.

     (a) Upon the occurrence of any event of default, the Company shall, if requested to do so in writing, and to the extent so requested (i) promptly collect and enforce payment of all amounts due the Company on account of, in payment of, or in connection with, any of the Collateral, (ii) hold all payments in the form received by the Company as trustee for the Agent, without commingling with any funds belonging to the Company, and (iii) forthwith deliver all such payments to the Agent with endorsement to the Agent's order of any checks or similar instruments.

     (b) Upon the occurrence of any event of default, the Company shall, if requested to do so, and to the extent so requested, notify all Obligors and other persons with obligations to the Company on account of or in connection with any of the Collateral of the security interest of the Agent in the Collateral and direct such account debtors and other persons that all payments in connection with such obligations and the Collateral be made directly to the Agent. The Agent itself may, upon the occurrence of an event of default, so notify and direct any such account debtor or other person that such payments are to be made directly to the Agent.

     (c) Upon the occurrence of any event of default, for purposes of assisting the Agent in exercising its rights and remedies provided to it under this Security Agreement, the Company (i) hereby irrevocably constitutes and appoints the Agent its true and lawful attorney, for and in the Company's name, place and stead, to collect, demand, receive, sue for, compromise, and give good and sufficient releases for, any monies due or to become due on account of, in payment of, or in connection with the Collateral, (ii) hereby irrevocably authorizes the Agent to endorse the name of the Company, upon any checks, drafts, or similar items which are received in payment of, or in connection with, any of the Collateral, and to do all things necessary in order to reduce the same to money, (iii) with respect to any Collateral, hereby irrevocably assents to all extensions or postponements of the time of payment thereof or any other indulgence in connection therewith, to each substitution, exchange or release of Collateral, to the addition or release of any party primarily or secondarily liable, to the acceptance of partial payments thereon and the settlement, compromise or adjustment (including adjustment of insurance payments) thereof, all in such manner and at such time or times as the Agent shall deem advisable and (iv) hereby irrevocably authorizes the Agent to notify the post office authorities to change the address for delivery of the Company's mail to an address designated by the Agent, and the Agent may receive, open and dispose of all mail addressed to the Company. Notwithstanding any other provisions of this Security Agreement, it is expressly understood and agreed that the Agent shall have no duty, and shall not be obligated in any manner, to make any demand or to make any inquiry as to the nature or

                               SECURITY AGREEMENT
                                     - 7 -
sufficiency of any payments received by it or to present or file any claim or take any other action to collect or enforce the payment of any amounts due or to become due on account of or in connection with any of the Collateral.

     5. Remedies Cumulative. No right or remedy conferred upon or reserved to the Agent under any Operative Document is intended to be exclusive of any other right or remedy, and every right and remedy shall be cumulative in addition to every other right or remedy given hereunder or now or hereafter existing under any applicable law. Every right and remedy of the Agent under any Operative Document or under applicable law may be exercised from time to time and as often as may be deemed expedient by the Agent. To the extent that it lawfully may, the Company agrees that it will not at any time insist upon, plead, or in any manner whatever claim or take any benefit or advantage of any applicable present or future stay, extension or moratorium law, which may affect observance or performance of any provisions of any Operative Document; nor will it claim, take or insist upon any benefit or advantage of any present or future law providing for the valuation or appraisal of any security for its obligations under any Operative Document prior to any sale or sales thereof which may be made under or by virtue of any instrument governing the same; nor will the Company, after any such sale or sales, claim or exercise any right, under any applicable law to redeem any portion of such security so sold.

     6. Conduct No Waiver. No waiver of default shall be effective unless in writing executed by the Agent and waiver of any default or forbearance on the part of the Agent in enforcing any of its rights under this Security Agreement shall not operate as a waiver of any other default or of the same default on a future occasion or of such right.

     7. Governing Law; Consent to Jurisdiction; Definitions. This Security Agreement is a contract made under, and shall be governed by and construed in accordance with, the law of the State of Michigan applicable to contracts made and to be performed entirely within such State and without giving effect to choice of law principles of such State. The Company agrees that any legal action or proceeding with respect to this Security Agreement or the transactions contemplated hereby may be brought in any court of the State of Michigan, or in any court of the United States of America sitting in Michigan, and the Company hereby submits to and accepts generally and unconditionally the jurisdiction of those courts with respect to its person and property, and irrevocably appoints the Vice President-Finance of the Company, at the Company's address set forth in the Credit Agreement, as its agent for service of process and irrevocably consents to the service of process in connection with any such action or proceeding by personal delivery to such agent or to the Company or by the mailing thereof by registered or certified mail, postage prepaid to the Company at its address set forth in the Credit Agreement. Nothing in this paragraph shall affect the right of the Agent to serve process in any other manner permitted by law or limit the right of the Agent to bring any such action or proceeding against the Company or its property in the courts of any other jurisdiction. The Company hereby irrevocably waives any objection to the laying of venue of any such suit or proceeding in the above described courts. Terms used but not defined herein shall have the respective meanings ascribed thereto in the Credit Agreement. Unless otherwise defined herein or in the Credit Agreement, terms used in Article 9 of the Uniform Commercial Code in

                               SECURITY AGREEMENT
                                     - 8 -
the State of Michigan are used herein as therein defined on the date hereof. The headings of the various subdivisions hereof are for convenience of reference only and shall in no way modify any of the terms or provisions hereof.

     8. Notices. All notices, demands, requests, consents and other communications hereunder shall be delivered in the manner described in the Credit Agreement.

     9. Rights Not Construed as Duties. The Agent neither assumes nor shall it have any duty of performance or other responsibility under any contracts in which the Agent has or obtains a security interest hereunder. If the Company fails to perform any agreement contained herein, the Agent may but is in no way obligated to itself perform, or cause performance of, such agreement, and the reasonable expenses of the Agent incurred in connection therewith shall be payable by the Company under paragraph 12. The powers conferred on the Agent hereunder are solely to protect its interests in the Collateral and shall not impose any duty upon it to exercise any such powers. Except for the safe custody of any Collateral in its possession and accounting for monies actually received by it hereunder and except as otherwise required under applicable law, the Agent shall have no duty as to any Collateral or as to the taking of any necessary steps to preserve rights against prior parties or any other rights pertaining to any Collateral.

     10. Amendments. None of the terms and provisions of this Security Agreement may be modified or amended in any way except by an instrument in writing executed by each of the parties hereto.

     11. Severability. If any one or more provisions of this Security Agreement should be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected, impaired or prejudiced thereby.

     12. Expenses.

        (a) The Company agrees to indemnify the Agent as provided in the Credit Agreement.

        (b) The Company will, upon demand, pay to the Agent an amount of any and all reasonable expenses, including the reasonable fees and disbursements of its counsel and of any experts and agents, which the Agent may incur in connection with (i) the administration of this Security Agreement, (ii) the custody, preservation, use or operation of, or the sale of, collection from or other realization upon, any of the Collateral, (iii) the exercise or enforcement of any of the rights of the Agent hereunder or under the Operative Documents, or
(iv) the failure of the Company to perform or observe any of the provisions hereof.

     13. Successors and Assigns; Termination. This Security Agreement shall create a continuing security interest in the Collateral and shall be binding upon the Company, its successors and assigns, and inure, together with the rights and remedies of the Agent

                               SECURITY AGREEMENT
                                     - 9 -
hereunder, to the benefit of the Agent and its successors, transferees and assigns. Upon the payment in full in immediately available funds of all of the Secured Obligations and the termination of all commitments to lend under the Operative Documents, the security interest granted hereunder shall terminate and all rights to the Collateral shall revert to the Company.

     14. Waiver of Jury Trial. The Agent and the Lenders, in accepting this Security Agreement, and the Company, after consulting or having had the opportunity to consult with counsel, knowingly, voluntarily and intentionally waive any right any of them may have to a trial by jury in any litigation based upon or arising out of this Security Agreement or any related instrument or agreement or any of the transactions contemplated by this Security Agreement or any course of conduct, dealing, statements (whether oral or written) or actions of any of them. Neither the Agent, the Lenders nor the Company shall seek to consolidate, by counterclaim or otherwise, any such action in which a jury trial has been waived with any other action in which a jury trial cannot be or has not been waived. These provisions shall not be deemed to have been modified in any respect or relinquished by either the Agent, the Lenders or the Company except by a written instrument executed by all of them.

     IN WITNESS WHEREOF, the Company has caused this Security Agreement to be duly executed as of the day and year first set forth above.


                                      KEY PLASTICS, INC.


                                      By: Mark J. Abbo
                                         --------------------------------
                                         Mark J. Abbo
                                         Its: Treasurer and Assistant Secretary

Accepted and Agreed:


NBD BANK, as Agent and
on behalf of the Lenders



By:           [SIG]
    -----------------------------

Its:     Vice President
    -----------------------------

                               SECURITY AGREEMENT

                         CERTIFICATE OF ACKNOWLEDGMENT



STATE OF MICHIGAN  )
                   ) ss.
COUNTY OF WAYNE    )



     The foregoing Security Agreement was acknowledged before me on this 24th day of March, 1997 by Mark J. Abbo, the Treasurer and Assistant Secretary of Key Plastics, Inc., a Michigan corporation, on behalf of said corporation.


(Seal)                      Notary Public


                                  Janice K. Atkins
                              ----------------------


                         CERTIFICATE OF ACKNOWLEDGMENT



STATE OF MICHIGAN  )
                   ) ss.
COUNTY OF WAYNE    )



     The foregoing Security Agreement was acknowledged before me on this 24th day of March, 1997 by Teresa A. Kalil, the Vice President of
NBD Bank, as Agent, a Michigan banking corporation, on behalf of said corporation.


(Seal)                         Notary Public

                                Janice K. Atkins
                              ----------------------
                                 (Notary Seal)








                               SECURITY AGREEMENT

                      SCHEDULE 1(b) TO SECURITY AGREEMENT

                   List of Other Office and Facility Locations
                   ------------------------------------------

                           Type of Office                                                       U.S.
Company                      of Facility             Address                    City           County         State
-------                    --------------            -------                    ----           ------         -----
Key Plastics, Inc.             Mfg.             12367 Mt. Olivet Rd.            Felton          York            PA

Key Plastics, Inc.         Painting and         1615 W. McDonald St.            Hartford        York            IN
                             Assembly

Key Plastics, Inc.         Painting             700 Randolph St.                Montpelier      Williams        OH

Key Plastics, Inc.             Mfg.             3390 Farmtrial Rd.              York            York            PA

Key Plastics, Inc.             Mfg.             3350 Farmtrial Rd.              York            York            PA

Key Plastics, Inc.             Mfg.             5460 Executive Parkway          Grand Rapids    Kent            MI
                                                Suite 100

Key Plastics, Inc.             Mfg.             7540 S. Homestead Dr.           Hamilton        Steuben         IN

Key Plastics, Inc.             Mfg.             40300 Plymouth Rd.              Plymouth        Wayne           MI

Key Plastics, Inc.             Mfg.             3603 Progress Dr.               South Bend      St. Joseph      IN

Key Plastics, Inc.                              1920 North Kenmore              South Bend      St. Joseph      IN

Key Plastics, Inc.                              4221 Technology Drive           South Bend      St. Joseph      IN

Key Plastics de Mexico         Mfg.             Victor Hugo No. 300             Chihuahua                       MX
 S. de R.L. de C.V.                             C.P. 31109
                                                Complejo Industrial
                                                Chihuahua

Clearplas, Ltd.                Mfg.             Bayton Road, Exhall             West Midlands                   England
                                                Coventry

Key Plastics, Inc.             Sales            15 Radford Crescent             Billericay, Essex               England

Materias Plasticas,            Mfg. and         Sede                            2400 Leiria                     Portugal
      S.A.                     Painting         Vale Da Arieira-Barosa


                    SCHEDULE 1(c)(i) TO SECURITY AGREEMENT

                         List of Inventory Locations

                                                                  If Leased or Warehoused,
                                                     U.S.         Name and Address of
   Address                 City               County     State    Lessor/Warehouseman
   -------                 ----               ------     -----     ------------------------
21333 Haggerty Rd.         Novi               Oakland    MI        R.L. Kuss, Trustee
                                                                   c/o Midland Properties, Inc.
                                                                   2525 N. Limestone St.,
                                                                   Suite 101
                                                                   Springfield, OH 45503

2367 Mt. Olivet Rd.        Felton             York       PA

1615 W. McDonald St.       Hartford City      York       IN

700 Randolph St.           Montpelier         Williams   OH

3390 Farmtrail Rd.         York               York       PA

3350 Farmtrail Rd.         York               York       PA

5460 Executive Parkway     Kentwood           Kent       MI        Riviera Die & Tool, Inc.
 Suite 100                                                         5460 Executive Parkway
                                                                   Kentwood, MI

7540 S. Homestead Dr.      Hamilton           Steuben    IN

40300 Plymouth Rd.         Plymouth           Wayne      MI

3603 Progress Dr.          South Bend         St. Joseph IN

1920 N. Kenmore            South Bend         St. Joseph IN

4221 Technology Dr.        South Bend         St. Joseph IN

Victor Hugo No. 300        Chihuahua                     MX
C.P. 31109
Complejo Industrial
Chihuahua

Bayton Road, Exhall        West Midlands                 England  Suter Estates Limited
Coventry                                                          St. Vincents Grantham
                                                                  Lincolnshire NG31 9EJ

15 Radford Cresent         Billericay, Essex             England

Sede                       2400 Leiria                   Portugal
Vale Da Aricira-Barosa

                    SCHEDULE 1(c)(ii) TO SECURITY AGREEMENT

              List of Fixtures, Machinery and Equipment Locations

                                                                   Legal Description, Record
                                              U.S.                 Owner and Tax Parcel No.
   Address                 City               County     State     (if fixtures are at this location)
   -------                 ----               ------     -----     ----------------------------------
21333 Haggerty Rd.         Novi               Oakland    MI





2367 Mt. Olivet Rd.        Felton             York       PA

1615 W. McDonald St.       Hartford City      York       IN

700 Randolph St.           Montpelier         Williams   OH

3390 Farmtrail Rd.         York               York       PA

3350 Farmtrail Rd.         York               York       PA

5460 Executive Parkway     Grand Rapids       Kent       MI
Suite 100


7540 S. Homestead Dr.      Hamilton           Steuben    IN

40300 Plymouth Rd.         Plymouth           Wayne      MI

3603 Progress Dr.          South Bend         St. Joseph IN

1920 N. Kenmore            South Bend         St. Joseph IN

4221 Technology Dr.        South Bend         St. Joseph IN

Victor Hugo No. 300        Chihuahua                     MX
C.P. 31109
Complejo Industrial
Chihuahua

Bayton Road, Exhall        West Midlands                 England
Coventry


15 Radford Cresent         Billericay, Essex             England

Sede                       2400 Leiria                   Portugal
Vale Da Aricira-Barosa

                   SCHEDULE 1 (h)(i) TO SECURITY AGREEMENT


                           Patents and Applications


                                     NONE.









                              SECURITY AGREEMENT

                   SCHEDULE 1 (h)(ii) TO SECURITY AGREEMENT

                    Copyrights, Maskworks and Applications


                                     NONE.



                              SECURITY AGREEMENT

                    SCHEDULE 1(h)(iii) TO SECURITY AGREEMENT

                   Trademarks, Service Marks and Applications

                                     NONE.







                               SECURITY AGREEMENT
                                      -17-